SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Reconciliation of cash and cash equivalents and restricted cash and cash equivalents (Details) - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Cash and cash equivalents	$ 47,886	$ 11,055		$ 9,858
Restricted cash, short-term	65	65		65
Restricted cash, long-term	340	340		405
Cash, cash equivalents and restricted cash	$ 48,291	$ 11,460	$ 13,838	$ 10,328	$ 32,475